IVY FUNDS

Supplement dated March 22, 2006
to
Ivy Equity Funds Prospectus dated July 30, 2005
as supplemented September 13, 2005, November 29, 2005, February 13, 2006 and February 17, 2006

At a Meeting of shareholders of Ivy International Growth Fund held on March 17, 2006, a majority of shareholders voted to approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of Ivy International Growth Fund to, and the assumption of all of the liabilities of the Ivy International Growth Fund by, the Ivy International Fund in exchange for shares of the Ivy International Fund in complete liquidation of the Ivy International Growth Fund.

On the Closing Date, scheduled for March 27, 2006, all outstanding shares of Ivy International Growth Fund will be cancelled and each shareholder will receive shares of Ivy International Fund with an aggregate net asset value equal to the aggregate net asset value of his or her shares of Ivy International Growth Fund as of the close of business on Friday, March 24, 2006.

The following replaces the disclosure regarding the management fee for Ivy International Fund and Ivy International Value Fund in the section entitled "Management Fee":

Effective March 27, 2006, the following management fee structure will apply to Ivy International Fund and Ivy International Value Fund:

Each of Ivy International Fund and Ivy International Value Fund shall pay Ivy Investment Management Company a monthly fee on the first business day of each month based upon the average daily value of the net assets of the Fund during the preceding month at the following annual rates:

Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets

The following information replaces the disclosure regarding the management of Ivy European Opportunities Fund in the section entitled "Portfolio Management":

Effective April 1, 2006, Paul Casson will be responsible for the day-to-day management of the Ivy European Opportunities Fund. Mr. Casson has been associated with Henderson Global Investors for over five years as a Fund Manager for Pan-European Equities. He earned BSc and MSc degrees in Accounting from Queens University Belfast, and an MSc in Investment Analysis from the University of Stirling.

Mr. Casson succeeds Stephen Peak as portfolio manager for the Fund. Although Mr. Peak will no longer be responsible for the day-to-day management of the Fund, he will, in his position as Head of Pan-European Equities for Henderson, lead the management team of which Mr. Casson is a member.

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